IMPORTANT NOTICE

Recently, you received the Portfolio Prospectuses for The Patriot, Sentry Variable Account II dated May 1, 2008. Also enclosed with the Portfolio Prospectuses was a single-page supplement.

Unfortunately, the Portfolio Prospectuses document contained printing errors. Please discard the Portfolio Prospectuses document.

Enclosed is a corrected version of the Portfolio Prospectuses. Please retain this corrected version of the Portfolio Prospectuses.

In addition, the single-page Supplement that was enclosed with the Portfolio Prospectus has been amended. The following is the amended Supplement. Please discard the prior Supplement and retain this Supplement.

                          SENTRY LIFE INSURANCE COMPANY
                           Sentry Variable Account II
                          Supplement dated May 1, 2008

This supplement updates information contained in the prospectus dated May 1, 2004, for your variable annuity contract issued by Sentry Life Insurance Company (the "Company"). You should read this information carefully and retain it for future reference, along with the prospectus. The terms of this supplement have the same meaning as those used in the prospectus.

The information contained in your prospectus under the heading "Deduction for Premium Taxes and Other Taxes" is revised as follows:

Some states and other government entities (e.g., municipalities) charge premium taxes or similar taxes. The Company is responsible for paying these taxes and will make a deduction from the Contract Value for them if necessary.

The following information contained in your prospectus under the heading "Dollar Cost Averaging Plan" is revised as follows:

The Company no longer offers the Dollar Cost Averaging Plan.